                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /
Check the appropriate box:
/X/ Preliminary Proxy Statement            / / Confidential, For use of the
                                               Commission Only
                                               (as permitted by Rule 14a-6(e)(2)

/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-12
-------------------------------------------------------------------------------

                                   X.COM FUNDS

                  (Name of Registrant as Specified in Charter)
-------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies
-------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
         (5) Total fee paid:

-------------------------------------------------------------------------------
         / / Fee paid previously with preliminary materials:
-------------------------------------------------------------------------------
         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:
-------------------------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:
                                    333-80205; 811-09381
-------------------------------------------------------------------------------
         (3)  Filing Party:
                                    X.COM FUNDS
-------------------------------------------------------------------------------
         (4)  Date Filed:
                                    MAY  , 2000
-------------------------------------------------------------------------------

                                   X.COM FUNDS

                           X.COM PREMIER S&P 500 FUND
                             X.COM U.S.A. BOND FUND
                         X.COM U.S.A. MONEY MARKET FUND
                         X.COM INTERNATIONAL INDEX FUND
                              394 UNIVERSITY AVENUE
                           PALO ALTO, CALIFORNIA 94301

                            NOTICE OF SPECIAL MEETING
                           TO BE HELD ON JUNE 6, 2000

     To the shareholders of each of the X.com Premier S&P 500 Fund, the X.com U.S.A. Bond Fund, the X.com U.S.A. Money Market Fund and the X.com International Index Fund (each, a "Fund"), each a series of X.com Funds (the "Trust"), for a Special Meeting of the Funds to be held on June 6, 2000:

     Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Funds will be held on June 6, 2000, at 8:00 a.m., Pacific Time, at the offices of the Trust, 394 University Avenue, Palo Alto, California 94301. At the Meeting, you and the other shareholders of each Fund will be asked to consider and vote:

1. To approve a new Investment Advisory Agreement between the Trust and X.com Asset Management, Inc. (the "Adviser") pursuant to which the Adviser will continue to act as advisor with respect to the assets of each Fund, to become effective upon shareholder approval.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.


     Shareholders of record of each Fund at the close of business on April 24, 2000, are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE THE ATTACHED PROXY at HTTPS://SECURE.X.COM/PROXY.ASP AND RETURN IT PROMPTLY so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting in person, you may change your vote at that time.

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                               SUSAN MOSHER, SECRETARY

Palo Alto, California

May __, 2000

                                   X.COM FUNDS

                           X.COM PREMIER S&P 500 FUND
                             X.COM U.S.A. BOND FUND
                         X.COM U.S.A. MONEY MARKET FUND
                         X.COM INTERNATIONAL INDEX FUND
                              394 UNIVERSITY AVENUE
                           PALO ALTO, CALIFORNIA 94301

                                 PROXY STATEMENT


     To the shareholders of each of the X.com Premier S&P 500 Fund, the X.com U.S.A. Bond Fund, the X.com U.S.A. Money Market Fund and the X.com International Index Fund (each, a "Fund"), each a series of X.com Funds (the "Trust"), for a Special Meeting of the Funds to be held on June 6, 2000:

     This Proxy Statement is furnished by the Trust to the shareholders of each Fund on behalf of the Trust's Board of Trustees in connection with the Funds' solicitation of voting instructions for use at a Special Meeting of Shareholders of the Funds (the "Meeting") to be held on June 6, 2000 at 8:00 a.m., Pacific Time, at the offices of the Trust, 394 University Avenue, Palo Alto, California 94301 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is May 12, 2000. At the Meeting, the shareholders of each Fund will be asked:

1. To approve a new Investment Advisory Agreement between the Trust and X.com Asset Management, Inc. (the "Adviser") pursuant to which the Adviser will continue to act as advisor with respect to the assets of each Fund, to become effective upon shareholder approval.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Any voting instructions given to a Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of each Fund held of record by those persons. The Adviser may reimburse those broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with that proxy solicitation. In addition to the solicitation of proxies by electronic means, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with that solicitation and the Meeting will be paid by the Adviser and not by the Trust or any Fund.

     If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

     Shareholders of each Fund at the close of business on April 24, 2000, will be entitled to be present and vote at the Meeting. Shareholders of each Fund will vote separately only with other shareholders of that Fund. As of that date, each of the Funds had outstanding and entitled to vote the number of shares reflected in the following table, which represents total net assets of each Fund as set forth below:

-------------------------------------------------------------------------------------------------------------

                 NAME OF FUND                          SHARES OUTSTANDING              TOTAL NET ASSETS
-------------------------------------------------------------------------------------------------------------
X.com Premier S&P 500 Fund                                   363,361.49                  $4,069,648.64

X.com U.S.A. Bond Fund                                        37,690.49                    $372,382.04

X.com U.S.A. Money Market Fund                            18,114,626.01                 $18,114,626.01

X.com International Index Fund                                     5.00                         $47.80
-------------------------------------------------------------------------------------------------------------

     To the knowledge of the Trust's management, at the close of business on April 24, 2000, the officers and Trustees of the Trust or the Adviser owned, as a group, the percentage of the aggregate shares of the Funds shown in the table below. Also, to the knowledge of the Trust's management, at the close of business on April 24, 2000, other persons owning beneficially more than 5% of the outstanding shares of the Funds were as follows:


                           X.COM PREMIER S&P 500 FUND

------------------------------------------------------------------------------------------------------------------

                                                                           NUMBER OF        PERCENT OF THE FUND
                          NAME AND ADDRESS                                   SHARES
------------------------------------------------------------------------------------------------------------------
Elon R. Musk (Chairman of the Board of Trustees                            91,820.38               25.27%
of the Trust, and director, President and Treasurer of the
Adviser)
394 University Avenue, Palo Alto, California 94301
------------------------------------------------------------------------------------------------------------------
All officers and Trustees of the Trust and the Adviser                     92,531.09               25.46%
(including Mr. Musk), in the aggregate
------------------------------------------------------------------------------------------------------------------
William Harris                                                             88,977.02               24.49%
------------------------------------------------------------------------------------------------------------------

                             X.COM U.S.A. BOND FUND

------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF       PERCENT OF THE FUND
NAME AND ADDRESS                                                             SHARES
------------------------------------------------------------------------------------------------------------------
Elon R. Musk (Chairman of the Board of Trustees of the                      23,076.37             61.23%
Trust, and director, President and Treasurer of the
Adviser)
394 University Avenue, Palo Alto, California 94301
------------------------------------------------------------------------------------------------------------------
All officers and Trustees of the Trust and the Adviser  (including          23,077.40             61.23%
Mr. Musk), in the aggregate
------------------------------------------------------------------------------------------------------------------
                         X.COM U.S.A. MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF       PERCENT OF THE FUND
NAME AND ADDRESS                                                             SHARES
------------------------------------------------------------------------------------------------------------------
Elon R. Musk (Chairman of the Board of Trustees of the                      1,946,587.39            10.75%
Trust, and director, President and Treasurer of the
Adviser)
394 University Avenue, Palo Alto, California 94301
------------------------------------------------------------------------------------------------------------------
All officers and Trustees of the Trust and the Adviser                      2,190,984.69            12.10%
(including Mr. Musk), in the aggregate
------------------------------------------------------------------------------------------------------------------
X.com/PayPal Corp.                                                            15,000,000            82.81%
------------------------------------------------------------------------------------------------------------------
                         X.COM INTERNATIONAL INDEX FUND
------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF       PERCENT OF THE FUND
NAME AND ADDRESS                                                             SHARES
------------------------------------------------------------------------------------------------------------------
Elon R. Musk (Chairman of the Board of Trustees of the                                 0                0%
Trust, and director, President and Treasurer of the
Adviser)
394 University Avenue, Palo Alto, California 94301
------------------------------------------------------------------------------------------------------------------
All officers and Trustees of the Trust and the Adviser                                 0                0
(including Mr. Musk), in the aggregate
------------------------------------------------------------------------------------------------------------------
Pamela Story                                                                        5.00              100%
------------------------------------------------------------------------------------------------------------------

     Because each Fund has only relatively recently commenced operations and has not attracted substantial assets from shareholders not affiliated with the Adviser, shareholders affiliated with the Adviser are expected to cast votes sufficient to approve Proposal No. 1 with respect to each Fund.


     The Funds' current investment advisor and transfer agent is X.com Asset Management, Inc. The Funds' current custodian and administrator is Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02117. Shares of each Fund are self-distributed by the Trust, without the use of a broker-dealer that serves as the principal underwriter.


     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of any direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                                 PROPOSAL NO. 1:

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                        BETWEEN THE TRUST AND THE ADVISER


     BACKGROUND


     GENERAL. The Adviser has acted as the investment adviser with respect to the assets of each Fund (other than the X.com International Index Fund) since November 17, 1999, and with respect to the X.com International Index Fund, since March 31, 2000. The parent company of the Adviser, X.com Corporation (the "Parent"), has acquired Confinity, Inc., the company that owns the PayPal.com website (the "Merger"). The Merger was completed on March 30, 2000.


     The Meeting has been called for the purpose of considering a new investment advisory agreement for each Fund as a result of the Merger. The Merger represented a change in control of the Adviser and, as such, had the effect of terminating the old Investment Advisory Agreement with respect to the Fund. Accordingly, shareholders of each Fund are being asked to approve a new Investment Advisory Agreement (the "New Investment Advisory Agreement") with respect to each Fund. Since the termination of the old Investment Advisory Agreement, the Adviser has continued to serve as the investment advisor for the Funds on an interim basis, for compensation equal to the lesser of the Adviser's cost or the former fee, which lesser amount has been determined to be the former fee. With respect to each Fund other than the X.com U.S.A. Money Market Fund (the "Money Market Fund"), the New Investment Advisory Agreement contains the same terms and fees with the Adviser, differing only in the effective and termination dates. With respect to the Money Market Fund, the New Investment Advisory Agreement also provides for an increase in fees of 1.80% which, after taking into account the proposed fee waiver and reimbursement agreement that the Adviser has entered into with the Trust, results in total fees of 1.50% annually. By unanimous written consent dated May 2, 2000, the Trust's Board of Trustees approved the submission of the New Investment Advisory Agreement to shareholders for their approval.

     OLD INVESTMENT ADVISORY AGREEMENT

     The Adviser currently serves as the investment adviser for each Fund under an Investment Advisory Agreement, dated November 17, 1999 (the "Old Investment Advisory Agreement"). The Old Investment Advisory Agreement provides for its automatic termination in the event of a legal assignment. A direct or indirect change in ownership of 25% or more of the voting stock of the Adviser would, therefore, terminate the Old Investment Advisory Agreement. Under the Old Investment Advisory Agreement, the Adviser is entitled to receive from the Trust an annual fee (payable monthly) of each Fund's average daily net assets, as follows:

------------------------------------------------------------------------------------------------------------
NAME OF FUND                                                            ANNUAL ADVISORY FEE
------------------------------------------------------------------------------------------------------------
X.com Premier S&P 500 Fund                                                     0.23%

X.com U.S.A. Bond Fund                                                         0.32%

X.com U.S.A. Money Market Fund                                                 0.50%

X.com International Index Fund*                                                0.35%
------------------------------------------------------------------------------------------------------------

* The Old Investment Advisory Agreement was approved with respect to the X.com International Index Fund as of March 27, 2000.

     NEW INVESTMENT ADVISORY AGREEMENT

     Except for different effective and termination dates, the terms of the New Investment Advisory Agreement for each Fund other than the Money Market Fund are identical in all respects to the terms of the Old Investment Advisory Agreement. With respect to the Money Market Fund, the New Investment Advisory Agreement also provides for an increase in fees of 1.80% which, after taking into account the proposed fee waiver and reimbursement agreement that the Adviser has entered into with the Trust, results in total fees of 1.50% annually. A form of the New Investment Advisory Agreement is attached to this Proxy Statement as EXHIBIT A and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to EXHIBIT A.

     Under the New Investment Advisory Agreement, the Adviser will continue to provide investment advisory services to each Fund, including deciding what securities will be purchased and sold by the Funds, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of the Trust relating to the Funds, as reflected in the Trust's Registration Statement under the Investment Company Act (including by reference, the Funds' Statement of Additional Information) as such Registration Statement is amended from time to time. In addition, with respect to the Money Market Fund, the Adviser will provide for a broad array of financial services, including checkwriting privileges and the ability to electronically transfer funds to other Money Market Fund investors.

     As compensation for its services to the Funds under the New Investment Advisory Agreement, the Adviser will be entitled to receive from the Trust fees calculated, with respect to each Fund other than the Money Market Fund, at the same rates as those charged under the Old Investment Advisory Agreement described above and, with respect to the Money Market Fund, equal to 1.90% (including the fee equal to 0.10% of the daily net assets payable at the Master Portfolio level), which, after taking into account the expense limitation and reimbursement agreement will equal 1.50%.

     The New Investment Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and will continue in effect thereafter for successive annual periods, so long as its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Investment Advisory Agreement or interested persons of the Trust or of any such party (the "Disinterested Trustees").

     The New Investment Advisory Agreement generally provides that it may be terminated by the Trust or the Adviser at any time, without penalty, by giving the other parties 60 days' written notice.

     The Adviser will continue to carry out its duties under the New Investment Advisory Agreement at its own expense and will pay the operating expenses of each Fund, such as legal and auditing fees, fees and expenses of the Adviser, its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses; but not the advisory fees or expenses of the master portfolios in which each Fund invests substantially all of its assets. In addition, with respect to the Money Market Fund, the Advisor will provide for a broad array of financial services, including checkwriting privileges and the ability to electronically transfer funds to another Money Market Fund investor.

     The New Investment Advisory Agreement provides that the Adviser will not be liable for any loss sustained by reason of any error of judgment or mistake of law, or for any loss suffered by a Fund or a Fund's shareholders in connection with the investment advisory services provided by the Adviser. The New Investment Advisory Agreement, however, provides that nothing contained in the New Investment Advisory Agreement shall be construed to protect the Adviser against any liability to the Trust, any Fund or the shareholders of the Funds by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Investment Advisory Agreement.

     LEGAL REQUIREMENTS UNDER THE INVESTMENT COMPANY ACT

     Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Merger. The Adviser has agreed to use its best efforts to ensure that the Merger will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the Investment Company Act, on any of the Funds.

     The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act ("Disinterested Trustees"). The Board of Trustees of the Trust will meet this 75% requirement before the Meeting through the resignation of one of the interested Trustees.

     The Board of Trustees of the Trust approved the New Investment Advisory Agreement by unanimous written consent dated May 2, 2000. The approval is expected to be ratified in person at the next regular meeting of the Board of Trustees of the Trust scheduled for May 23, 2000.

     If the Board of Trustees of the Trust approves the New Investment Advisory Agreement, but the New Investment Advisory Agreement is not approved by the Funds' shareholders, the Trustees will promptly seek to enter into a new investment advisory arrangement for the Funds, subject to approval by the Funds' shareholders.

     For the fiscal year ended December 31, 1999 and the quarter ended March 31, 2000, the Adviser was paid the advisory fees shown in the table below by the Trust under the Old Investment Advisory Agreement.

-------------------------------------------------------------------------------------------------------------
                                                            PERIOD ENDING               THREE-MONTH PERIOD
NAME OF FUND                                              DECEMBER 31, 1999           ENDING MARCH 31, 2000
-------------------------------------------------------------------------------------------------------------
X.com Premier S&P 500 Fund                                              ($8)                  ($118)

X.com U.S.A. Bond Fund                                                  $17                     $41

X.com U.S.A. Money Market Fund                                         $162                    $309

X.com International Index Fund                                  not applicable            not applicable
-------------------------------------------------------------------------------------------------------------

     INFORMATION REGARDING THE ADVISER

     The Adviser, X.com Asset Management, Inc., is a wholly-owned subsidiary of X.com Corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's address is 394 University Avenue, Palo Alto, California 94301.

     The Adviser's principal executive officers and directors are shown below. The address of each, as it relates to his duties at the Adviser, is the same as that of the Adviser.

-------------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH THE ADVISER                                        PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------
Elon R. Musk, Director, President, Treasurer                 Trustee and Chairman of the Board, X.com
                                                             Funds; Chairman and Chief Executive Officer,
                                                             X.com Corporation

John T. Story, Chief Operating Officer, Chief Financial      Trustee and President, X.com Funds, Executive
Officer                                                      Vice President, X.com Corporation

Mark Sullivan, Secretary, Assistant Treasurer                Vice President, Operations, X.com Corporation
-------------------------------------------------------------------------------------------------------------

     TRUSTEES' CONSIDERATION

     The New Investment Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, by unanimous written consent dated May 2, 2000 and is expected to be ratified in person by the Board of Trustees of the Trust, including the Disinterested Trustees, at the next regularly scheduled

Board meeting on May 23, 2000. The Board of Trustees of the Trust, by unanimous written consent dated May 2, 2000, adopted a resolution recommending that the New Investment Advisory Agreement be submitted to the shareholders of the Funds for approval. This resolution was made in advance of the Board of Trustee's formal in-person review of the New Investment Advisory Agreement. If the Board of Trustees does not approve the New Investment Advisory Agreement, the shareholders of the Fund will be notified and the Meeting will be adjourned.

     The Board of Trustees of the Trust will be presented with information demonstrating that the terms of the New Investment Advisory Agreement are fair to, and in the best interest of, the Trust, the Funds and the shareholders of each Fund. In considering the New Investment Advisory Agreement, the Trustees will have before them information that will allow them to evaluate the experience of the Adviser's key personnel in portfolio management, the quality of services the Adviser is expected to provide to the Funds, and the compensation proposed to be paid to the Adviser. The Trustees will be asked to give equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the favorable quality of services provided to each Fund since its respective commencement of operations;
(2) the positive relationship of the Adviser with the Trust; (3) the performance of the Funds since commencement of operations; (4) the competitive compensation payable by the Trust to the Adviser under the proposed New Investment Advisory Agreement, which will be at the same rate as the compensation now payable by the Trust to the Adviser under the Old Investment Advisory Agreement; (5) the terms of the Old Investment Advisory Agreement, which will be unchanged under the New Investment Advisory Agreement except for different effective and termination dates and minor updating changes; (6) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of their personnel and financial condition; and (7) any other factors deemed by the Board of Trustees to be relevant. In addition, with particular reference to the Money Market Fund, the Board of Trustees will give consideration to the additional services that will be provided to Money Market Fund investors, including the costs to the Adviser of providing such services and the costs that an investor would be expected to pay for such services if obtained separately.

     The Adviser has advised the Board of Trustees that there has been no diminution in the scope and quality of advisory services provided to the Funds as a result of the Merger.

     Along with the approval of the Board of Trustees of the Trust, the affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the New Investment Advisory Agreement with respect to that Fund to become effective. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. Abstentions will count as votes present at the Meeting for quorum purposes. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted in favor of each proposal as to which it is entitled to vote. Abstentions do not constitute votes in favor of a proposal and are treated as votes against a proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that those persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes in favor of or against a proposal and are disregarded in determining the votes cast when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote present in person or by proxy at the Meeting. Broker non-votes do not constitute votes in favor of a proposal and are treated as votes against a proposal when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote. Forty percent of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Broker non-votes will count as votes present at the Meeting for quorum purposes.

     ADDITIONAL INFORMATION ON THE TRUST AND THE ADVISER

     The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Adviser, if any:

-------------------------------------------------------------------------------------------------------------
NAME                                     POSITION WITH TRUST                   POSITION WITH ADVISER
-------------------------------------------------------------------------------------------------------------
Nicole E. Faucher                              Trustee                                 None

Kevin T. Hamilton                              Trustee                                 None

Elon R. Musk                      Trustee, Chairman of the Board of      Director, President and Treasurer
                                              Trustees

Gregory N. River                               Trustee                                 None

John T. Story                            Trustee, President               Chief Operating Officer, Chief
                                                                                 Financial Officer

Jeff J. Gaboury                               Treasurer                                None

Jack W. Clark                            Assistant Treasurer                           None

Susan C. Mosher                               Secretary                                None
-------------------------------------------------------------------------------------------------------------

     GENERAL INFORMATION

     OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

     SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

     REPORTS TO SHAREHOLDERS

     Each Fund will furnish, without charge, a copy of the most recent Statement of Additional Information, including the most recent audited financial statements of the Funds, on request. Requests for such reports should be directed to X.com Funds, 394 University Avenue, Palo Alto, California 94301
(888) 447-8999. Such information is also available on the website at http://www.X.com.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY at
HTTPS://SECURE.X.COM/PROXY.ASP IS REQUESTED.

                                                         SUSAN MOSHER, SECRETARY

Palo Alto, California

May __, 2000

                                  EXHIBIT LIST


           Exhibit A      FORM OF NEW INVESTMENT ADVISORY AGREEMENT.